SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 27, 2004

(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events.

On January 27, 2004, Commercial Capital Bancorp, Inc. (the “Company”), CCBI Acquisition Corp. and Hawthorne Financial Corp. (“Hawthorne”) entered into an Agreement and Plan of Merger (the “Agreement”). A copy of the Agreement is attached hereto as Exhibit 2.1. The Company and Hawthorne issued a joint press release announcing the execution of the Agreement on January 27, 2004, which is incorporated by reference as Exhibit 99.1. The Company and Hawthorne conducted a conference call on January 28, 2004 that utilized a slide presentation, which is incorporated by reference as Exhibit 99.2.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of January 27, 2004, by and among Commercial Capital Bancorp, Inc., CCBI Acquisition Corp. and Hawthorne Financial Corporation.
99.1	Joint press release dated January 27, 2004 announcing the execution of the Agreement.*
99.2	Slide presentation dated January 27, 2004.*

*	Incorporated by reference from the Company’s filings with the Commission pursuant to Rule 425 under the Securities Act of 1933 on January 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon

Stephen H. Gordon Chairman of the Board and Chief Executive Officer

Date: January 28, 2004.